Exhibit   10.1

Form of common stock purchase agreement



                            CONSCIOUS INTENTION, INC.
                                       STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is entered into as of the date indicated on the signature page attached hereto by and between Conscious Intention, Inc., a Nevada Corporation (the "Company"), and ____________________________________, ("Purchaser").

         In consideration of the mutual covenants and representations herein set forth, the Company and the Purchaser agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase an aggregate of the number of shares listed on the signature page attached hereto of the Company's Common Stock (the "Shares"), at a purchase price of $0.001 per share (the "Purchase Price"), or an Aggregate Purchase Price as listed below on the signature page attached hereto.

         2. Payment of Purchase Price. The Purchase Price for the Shares shall be paid to the Company by any combination of the following:
(i) in immediately  available funds upon the execution of this Agreement or
(ii) the cancellation of indebtedness owed by the Company to the Purchaser, such cancellation being hereby acknowledged by receipt of the Shares and as identified in Exhibit A hereto.

         3.       Definitions.
                  -----------

                  (a) "Shares" refers to the purchased Shares and all shares received in respect thereof as a consequence of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, reorganizations or the like, and all new, substituted or additional securities or other properties to which Purchaser is or may be entitled by reason of Purchaser's ownership of the Shares.

         4. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following restrictive legends (in addition to any legend required under applicable state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT SAYING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.



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         THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UPON
         TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS AVAILABLE UPON THE REQUEST OF THE REGISTERED HOLDER HEREOF TO THE SECRETARY OF THE COMPANY.

         5. Adjustments for Stock Splits, etc. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, stock split, recapitalization, merger, reorganization or other change in the Shares which may be made by the Company after the date of this Agreement.

         6.       Intentionally Omitted.

         7. Purchaser's Representations. In connection with the Purchaser's purchase of the Shares, the Purchaser hereby represents and warrants to the Company as follows:

                  (a) Investment Intent; Capacity to Protect Interests. The Purchaser is purchasing the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for the Purchaser's account only, and neither in whole or in part for any other person. Purchaser has a pre-existing business relationship with the Company and has the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

                  (b) Economic Risk. The Purchaser realizes that the purchase of the Shares will be a highly speculative investment and involves a high degree of risk, and the Purchaser is able, without impairing financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Purchaser's investment.

                  (c) Restricted Securities. The Purchaser understands and acknowledges that:


                           (i)      the  sale of the  Shares  has not  been
registered under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Company is under no obligation to register the Shares;


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                           (ii)     the share  certificate  representing  the
Shares  will be  stamped  with the  legend  specified  in Section 4 hereof; and

                           (iii)    the Company will make a notation in its
records of the aforementioned  restrictions on transfer and legend.

          8.       Intentionally Omitted.

          9.      Intentionally Omitted.

         10.      General Provisions.

                  (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada as they apply to contracts entered into and wholly to be performed within such state.

                  (b) This Agreement represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser.

                  (c) Any notice, demand or request required or permitted to be given by either the Company or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered, if delivered personally; three business days after the business day of deposit in the U.S. mail, by registered or certified mail with postage prepaid; one business day after the business day of facsimile transmission, if a confirmation copy is sent by first class mail with postage prepaid; or, one business day after the business day of deposit with Federal Express or similar overnight carrier, freight prepaid; in any such case addressed to any party at such party's address as set forth at the end of this Agreement or such other address as the party may designate by notifying the other in writing.


                  (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                  (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                  (f) Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

         By Purchaser's signature below, Purchaser represents that Purchaser hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.


COMPANY:

CONSCIOUS INTENTION, INC.

By:
   -----------------------------------------


Title:
      --------------------------------------



PURCHASER:

----------------------------

By:
   -----------------------------------------


Title:
      --------------------------------------


Date: ____________________

Number of Shares: _________________

Aggregate Purchase Price: _________________